SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MUTUAL FUND SERIES TRUST

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

__________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

__________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________

4)	Proposed maximum aggregate value of transaction:

__________________________________________________________________________

5)	Total fee paid:

__________________________________________________________________________

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

__________________________________________________________________________

2)	Form, Schedule or Registration Statement No.:

__________________________________________________________________________

3)	Filing Party:

__________________________________________________________________________

4)	Date Filed:

__________________________________________________________________________

AlphaCentric Robotics and Automation Fund

a series of

Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 18, 2022

Dear Shareholders:

The Board of Trustees of Mutual Fund Series Trust, an open-end investment management company organized as an Ohio business trust, has called a special meeting of the shareholders of AlphaCentric Robotics and Automation Fund (the “Fund”), to be held at the offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on May 18, 2022 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve an additional fundamental industry concentration policy to require that the Fund invest more than 25% of its net assets in securities issued by companies operating within the healthcare equipment and supplies and healthcare technology industries, collectively.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 31, 2022 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about April 8, 2022.

By Order of the Board of Trustees

Jennifer Bailey, Secretary

April 7, 2022

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting and your vote is counted, please (i) complete the enclosed proxy and return it in the accompanying envelope so that it is received by the date set by the financial intermediary through which you own shares of the Fund or, if no such date is set, by the beginning of the meeting or (ii) call the number listed on your proxy card before the meeting whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

1

AlphaCentric Robotics and Automation Fund

a series of

Mutual Fund Series Trust

with its principal offices at

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 18, 2022

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”) on behalf of AlphaCentric Robotics and Automation Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215 on May 18, 2022 at 10:00 a.m. Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about April 8, 2022.

The Meeting has been called by the Board for the following purposes:

1.	To approve an additional fundamental industry concentration policy to require that the Fund invest more than 25% of its net assets in securities issued by companies operating within the healthcare equipment and supplies and healthcare technology industries, collectively.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 31, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund’s most recent annual report, including financial statements and schedules, is available at no charge by visiting alphacentricfunds.com, sending a written request to the Fund, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 or by calling toll-free 1-844-ACFUNDS (1-844-223- 8637).

2

PROPOSAL 1

APPROVAL OF AN ADDITIONAL

INDUSTRY CONCENTRATION POLICY

Existing Fundamental Policy	Proposed Additional Fundamental Policy
The Fund concentrates its investments (i.e., invest more than 25% of its assets) in the machinery and electrical equipment industries, collectively.	Additionally, the Fund invests more than 25% of its net assets in securities issued by companies operating within the healthcare equipment and supplies and healthcare technology industries, collectively.

Pursuant to Rule 35d-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund invests at least 80% in robotics and automation related companies. The Fund currently has a concentration policy to continuously invest at least 25% of its assets in the machinery and electrical equipment industries, collectively. The Fund currently may not invest over 25% of its assets in any other industry.

Section 8(b)(1) of the 1940 requires the Fund to disclose whether it has adopted a policy to concentrate investments in a particular industry or group of industries. Section 13(a)(3) of the 1940 Act requires the Fund to obtain shareholder approval to change its concentration policy. In this proposal, shareholders of the Fund are being asked to approve an additional fundamental industry concentration policy to continuously invest at least 25% of the Fund’s assets in securities issued by companies operating within the healthcare equipment and supplies and healthcare technology industries collectively. Currently, recognized industry classification systems do not recognize robotics and automation as an industry. The industries listed in the Fund’s concentration policy are those where many robotics and automation companies are currently classified. Industry classification systems evolve over time and if robotics and automation were to be recognized as an industry, it will be included in the Fund’s concentration policy.

Recently, the Fund’s advisor, AlphaCentric Advisors LLC (the “Advisor”), and sub-advisor, Contego Capital Group, LLC (the “Sub-Advisor”), proposed a change to the Fund’s investment strategy, which was approved by the Board. Pursuant to such proposal, the Fund would continue to invest in a portfolio of U.S. and foreign common stock of companies in innovative and breakthrough technologies across multiple sectors, but would seek to expand the scope of the industries within those sectors that the Fund may concentrate to include healthcare equipment and technology companies. No changes are being proposed to the Sub-Advisor’s proprietary screens or quantitative criteria for identifying companies worldwide with innovation technologies and potential for long-term performance. If approved, the proposal will have no impact on the Fund’s investment objective, but will likely lead to some portfolio turnover. The Advisor, Sub-Advisor and the Board believe that adopting an additional industry concentration policy is in the best interests of shareholders because it would facilitate the transition to the Fund’s new investment strategy.

As a Fund with investments concentrated in these industries, the Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s

3

investments or a particular industry more than the market as a whole. Also, the Fund may be more adversely affected by the underperformance of the machinery, electrical equipment, healthcare equipment and supplies, and healthcare technology industries; may experience increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences than a fund that does not concentrate its investments in these industries. If the Proposal is approved, the Fund may be subject to the following industry risks:

•	Healthcare Equipment and Supplies Industry Risk: Companies in the healthcare equipment and supplies industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting their market segment. Due to the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products and services offered by these companies will not meet expectations or even reach the marketplace.

•	Healthcare Technology Industry Risk: Healthcare technology companies face the risk of small or limited markets, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Healthcare technology companies may have limited product lines, markets, financial resources or personnel. Securities of healthcare technology companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Healthcare technology companies also rely heavily on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Healthcare technology companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.

•	Machinery and Electrical Equipment Industries Risk: The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

The Board approved the proposed change to the Fund’s industry concentration policy on November 15-16, 2021 subject to approval by shareholders of the Fund representing a majority of

4

its outstanding voting securities. In reaching its conclusion, the Board considered that robotics and automation affects a wide range of industries, but that the Sub-Advisor had identified a few industries where significant advancements were concentrated. The Board confirmed with the Fund’s portfolio manager that the Fund sought to invest in companies in the supply chain for the production of robotic and automated machines, equipment and supplies, and that in addition to companies in the machinery or electrical equipment industries, healthcare equipment and technology companies were leading the advancements in robotics and automation. The Board concluded that adding a concentration policy for this industry group would allow the Fund to maximize its exposure to robotics and automation and their impact on the economy. If shareholders approve the proposal, the Fund’s prospectus will be amended and the new concentration policy will be implemented upon the effective date of the amended prospectus. If shareholder approval is not obtained, no changes will be made to the Fund’s prospectus or concentration policy and the current concentration policy will remain in effect.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommend that shareholders of the Fund vote “FOR” the approval of an additional fundamental industry concentration policy for the Fund.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Mutual Fund Series Trust, an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on March 17, 2006. The Trust’s principal executive offices are located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. The Board of supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund retains AlphaCentric Advisors LLC as investment adviser and Contego Capital Group, Inc. as investment sub-adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as national distributor of the Fund. MFund Services LLC, located at 22 High Street, Huntington, New York 11743, provides the Trust with certain management, legal administrative and compliance services. Ultimus Fund Solutions, LLC, with principal offices located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted in favor of the proposed amendments to the Fund’s policies, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing

5

a later date, (ii) submitting a written notice to the Secretary of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting. However, if coronavirus related safety considerations remain at the time of the Meeting, the Meeting may be held electronically.

VOTING SECURITIES AND VOTING

As of the Record Date, shares of beneficial interest of the Fund were issued and outstanding as follows:

Class A	Class I	Class C	Total
418,489	2,278,155	93,433	2,790,078

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 with respect to the Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 1. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

When a proxy is returned as an abstention, the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 1. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposal 1 (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Security ownership of certain beneficial owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. As of the Record Date, the Trust is not aware of any shareholder owning more than 25% of the shares of the Fund.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following tables.

6

Class A Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS Financial Services Inc. FBO/UBS WM USA OMNI ACCOUNT M/F 1000 Harbor Blvd Weehawken NJ 07086-6761	42,234.5880	10.09%
Charles Schwab & Co. Inc/Special Custody A/C FBO CUSTOMERS Attn Mutual Funds 211 Main Street San Francisco, CA 94105	72,915.6480	17.42%

As of the Record Date, securities of the Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Class I Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS Financial Services Inc. FBO/UBS WM USA OMNI ACCOUNT M/F 1000 Harbor Blvd Weehawken NJ 07086-6761	977,747.0170	42.92%
LPL Financial A/C 1000-0005 4707 Executive Drive San Diego CA 92121-3091	166,729.9000	7.32%

As of the Record Date, securities of the Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

7

Class C Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS Financial Services Inc. FBO/UBS WM USA OMNI ACCOUNT M/F 1000 Harbor Blvd Weehawken NJ 07086-6761	25,913.7650	27.74%
LPL Financial A/C 1000-0005 4707 Executive Drive San Diego CA 92121-3091	44,444.8990	47.57%

As of the Record Date, securities of the Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the United States Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Jennifer Bailey, Secretary, Mutual Fund Series Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, Advisor or Sub-Advisor may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation. The estimated fees anticipated to be paid to the proxy solicitor are approximately $13,000. The proxy solicitor will prepare and mail the Proxy Statement, Notice of Special Meeting and all materials relating to the meeting to each Fund’s shareholders, and will solicit and tabulate votes of the Fund’s shareholders.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote

8

the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust toll-free at 1-844-ACFUNDS (1-844-223- 8637)], or write the Trust at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 18, 2022

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.alphacentricfunds.com.

BY ORDER OF THE BOARD OF TRUSTEES

Jennifer Bailey, Secretary

Dated: April 7, 2022

If you have any questions before you vote, please call our proxy information line at (800) 370-1164. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please (i) COMPLETE the enclosed proxy and return it in the enclosed reply envelope SO THAT IT IS RECEIVED BY THE DATE SET BY THE FINANCIAL INTERMEDIARY THROUGH WHICH YOU OWN SHARES OF THE FUND OR, IF NO SUCH DATE IS SET, BY THE BEGINNING OF THE MEETING OR (ii) Call the number listed on your proxy card BEFORE THE MEETING.

9

Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

AlphaCentric Robotics and Automation Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 18, 2022

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jennifer Bailey and George Attisano, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Mutual Fund Series Trust (the “Trust”) to be held at offices of Thompson Hine LLP, 41 South High Street, Columbus, OH 43215 on May 18, 2022 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the AlphaCentric Robotics and Automation Fund (the “Fund”), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW FUNDAMENTAL INDUSTRY CONCENTRATION POLICY AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

Signature                                                  Date

_______________________________________

Signature of Joint Shareholder                            Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

	FOR	AGAINST	ABSTAIN
1. To approve an additional fundamental industry concentration policy to require that the Fund invest more than 25% of its net assets in securities issued by companies operating within the healthcare equipment and supplies and healthcare technology industries, collectively.	☐	☐	☐
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at: www.alphacentricfunds.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE COMPLETE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT IT IS RECEIVED BY THE DATE SET BY THE FINANCIAL INTERMEDIARY THROUGH WHICH YOU OWN SHARES OF THE FUND OR, IF NO SUCH DATE IS SET, BY THE BEGINNING OF THE MEETING.